SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
 |_| Preliminary proxy statement.                |_| Confidential, for use of the Commissioner
 |_| Definitive proxy statement.                     only (as permitted by Rule 14a-6(e)(2).
 |X| Definitive additional materials.
 |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

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                         Transamerica IDEX Mutual Funds

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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X|  No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
               (1) Title of each class of securities to which transaction applies: N/A
               (2)  Aggregate number of securities to which transaction applies:
                    N/A
               (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
               (4)  Proposed maximum aggregate value of transaction: N/A
               (5)  Total fee paid: $0

     |_|  Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid: N/A
               (2)  Form, Schedule or Registration Statement No.: N/A
               (3)  Filing Party: N/A
               (4)  Date Filed: N/A

TRANSAMERICA - IDEX MUTUAL FUNDS

                             Telephone Voting Script

Introduction
Hello, Mr./Ms. (Shareholder). My name is _______________________________. I am calling at the request of Transamerica IDEX Mutual Funds. I'm a proxy representative with MIS/ADP . We're calling the shareholders of Transamerica IDEX Mutual Funds to help get their proxy votes since the shareholder meeting is coming up shortly on February 11, 200. Have you received the proxy materials in the mail? (Describe the mailings to the shareholder if he/she does not recall it ==> 8.5"x 11" envelope with a return address of P.O. Box 9131 Hingham, MA 02043-0131l). Proxy packages were mailed to shareholders in late December/early January.

If NO: We apologize for any inconvenience in calling you, but as a shareholder we want to ensure that you have the opportunity to vote on these important proposals.

I will have a new package mailed to you.

Could I confirm you mailing address?

Please review the material when you receive it and vote your shares by signing, dating and mailing the proxy card in the return envelope provided, to ensure that your vote is counted at the shareholder meeting scheduled for February 11, 2005. If you would like to vote by touch-tone phone, toll-free, or the Internet, follow the instructions on your proxy card. Thank you for your time this morning/afternoon/evening. (End call.)

If YES:

Q: We apologize for any inconvenience in calling you, but as a shareholder, your vote is very important. I can take your vote now if you'd like.

If YES: Have you reviewed the material and if so would you like to vote as your Board recommends or would you like me to review the list of proposals with you now?

          If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommend a vote in favor of the proposals.

If NO: Please review the material at your earliest convenience and vote your shares by signing, dating and mailing the proxy card in the return envelope provided, to ensure that your vote is counted at the shareholder meeting scheduled on February 11, 2005. If you would like to vote by touch tone phone, toll-free, or internet follow the instructions on your proxy card. You may also call us back, toll-free, at 1-866-772-6286 and we would be happy to take your vote over the phone.

If YES:   Do you have any questions?


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

If YES: Only answer questions using the proxy material. (DO NOT GUESS). If the shareholder has questions that are account-specific and outside the scope of the proxy statement, ask if he/she would like to be transferred to a Transamerica IDEX representative.

If YES: Conference in Transamerica IDEX at 1-888-233-4339, introduce the customer, and transfer the call. (End call.)

                    I'd be glad to transfer you to a Transamerica IDEX representative right now to help answer your questions. Please hold while I call Transamerica IDEX. (Once A TRANSAMERICA IDEX rep answers and customer is still on hold ==> This is ______from ADP/MIS. We are assisting TRANSAMERICA IDEX in calling Transamerica IDEX mutual fund shareholders to encourage them to vote the proxy that was recently mailed to them. I have a shareholder on hold and he/she has further questions I am unable to answer. Could you please speak to him/her? (Then conference call in customer and introduce customer to Transamerica IDEX rep ==> Hello, Mr./Ms. ______, I have ________ from Transamerica IDEX on the line and he/she'll be happy to help answer your questions. Thank you. (Transfer customer and end call.)

If NO: Politely refer them to Transamerica IDEX at 1-888-233-4339. Thank the shareholder for his/ her time. (End phone call.)

If shareholder sounds hostile: Thank the shareholder for his/her time. (End phone call.)

                    Okay, I will give you Transamerica IDEX's phone number in case you'd like to call them at another time. The phone number is 1-888-233-4339. Thank you for your time this evening. (End call.)

If not hostile:   After answering all questions, offer the shareholder the
                  opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number.
                  Record the shareholder's vote on the proposals.

                  If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommend a vote in favor of the proposals.

                  Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was


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

                  made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

                    To facilitate your voting of the proxy, you can vote by telephone. If you would like to vote by telephone, the next part of our call will be recorded. This is to ensure accuracy of your vote. Also, we will be sending you a confirmation letter for your records with a phone number to call in case any error was made in recording your vote, or if you wish to change your vote for any reason.

                    Would you like to vote by telephone?

If NO: Politely encourage him/her to mail the completed proxy ballot in the postage paid return envelope provided. (End call)

START HERE FOR INBOUND or RETURN CALLS:

If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposals.

          Could I please have the last four digits of your social security number? (If it doesn't match, ask for the last four digits of the social security number on the account.)

          (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can re-mail mail him/her proxy materials and he/she can vote by mail, internet, fax or touch tone phone, toll-free.)

                    I understand that you may feel uncomfortable giving part of your social security number over the phone. It is part of our required procedures, however, to ensure proper identification before we take any votes over the phone. Is this OK with you?

          (If customer agrees, proceed with vote. If customer doesn't agree, offer alternative voting options - mail, Internet, fax or touch tone phone.)

Agrees to Give Last Four Digits of SSN:

                    The proposals have been reviewed by the Board, and after careful consideration, the Board recommends that you vote FOR each proposal. Would you like to vote as they recommend?


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

          (If the shareholder does not wish to vote as the board recommends then ask them if they would like to vote on each individual proposal and review each proposal with them)

                    Now I will read you the proposals and ask you whether you vote "For", "Against", or "For All Except" for the Board of Trustees; "For", "Against", or "Abstain" for the proposed Plan of Reorganization; and "For", "Against", or "For All Except" for the Fundamental Investment Restrictions.

                    (If the shareholder votes "For All Except", ask for the exception).

                    Thank you. As I mentioned, I'll be sure to send a confirmation of your vote to you by mail. Thanks for your time this evening. (End call.)

Does Not Agree to Give Last Four Digits of SSN:

                    Unfortunately, I will not be able to take your vote over the phone. If you would like to vote by mail, touch tone phone, or Internet please follow the instructions on your proxy card. Thank you for your time this evening. (End call.)


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

                                    Log Sheet

                                                          Date__________________
                                                    MIS/ADP Rep_________________

Address Correction
Social Security # or Control # (record from database; do not ask shareholder)________________

Shareholder Name________________________________________________________________

Street Address _________________________________________________________________

City_____________________________ State_______________ Zip Code_________________

Materials to Be Sent
Proxy Card Only ________

Full Proxy Kit  __________

Comments
Notable Shareholder Response____________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Other Comments__________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Was Shareholder Transferred to Transamerica IDEX Representative?    Yes__ No__


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

              Script for Leaving a Message on an Answering Machine

Hello, Mr./Ms. (Shareholder). My name is ___________. I am calling on behalf of Transamerica IDEX Funds regarding the shareholder meeting materials that were recently mailed to you.

The shareholder meeting has been scheduled for February 11, 2005. Your proxy vote is urgently needed.

To vote, please follow the directions in the proxy material Transamerica IDEX mailed you recently. Or, call the fund's proxy solicitor directly, at 1-866-772-6286.

Thank you very much.


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